UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2005

Harley-Davidson Customer Funding Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-124935	36-4396302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3850 Arrowhead Drive
Carson City, Nevada		89706
(Address of principal executive offices)		(Zip Code)

(775) 886-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events

The registrant is filing term sheets relating to the offering by Harley-Davidson Motorcycle Trust 2005-4 of its Harley-Davidson Motorcycle Contract Backed Notes under Item 9.01(c).

The Harley-Davidson Motorcycle Contract Backed Notes will be offered pursuant to a Prospectus and related Prospectus Supplement (collectively, the “Prospectus”) which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.  Any statement or information contained in the term sheets may be modified or superseded by subsequent materials or information contained in the Prospectus.

Item 9.01.                                          Financial Statements, Pro Forma Financial Information and Exhibits

  (a)         Financial Statements:    None

  (b)         Pro Forma Financial Information:    None

  (c)         Exhibits:

Exhibit No.	Description
99.1	Term Sheets

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

	By:	/s/ Perry A. Glassgow
Perry A. Glassgow
Vice President and Treasurer

November 7, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Term Sheets